UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 31, 2014

ZION OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33228	20-0065053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6510 Abrams Road, Suite 300, Dallas, TX 75231
(Address of principal executive offices, including Zip Code)

214-221-4610
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On January 31, 2014, Victor G. Carrillo, the President and Chief of Operations of Zion Oil & Gas, Inc. (the "Company") sent a Company Update to the Company's shareholders and other persons listed on the Company’s database addressing recent developments. A copy of such letter is attached to this report as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 99.1 – Company Update dated January 31, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: January 31, 2014

Zion Oil and Gas, Inc.

By:	/s/ Victor G. Carrillo
Victor G. Carrillo
President and Chief Operating Officer

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